UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          REPUBLIC FIRST BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[ ]  Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                    [REPUBLIC FIRST BANCORP, INC. LETTERHEAD]

                                                                  March 26, 1999



Dear Shareholder:

      You are cordially invited to attend the 1999 Annual Meeting of the Shareholders of Republic First Bancorp, Inc. to be held on Tuesday, April 27, 1999 at 4:00 p.m., prevailing Philadelphia time, at the Pyramid Club, 1735 Market Street, 52nd Floor, Philadelphia, PA 19103.

      This year's proposals for the Annual Meeting relate solely to (i) the election of directors; (ii) the transaction of such other business as properly may be brought before the Annual Meeting.

      Enclosed along with your proxy materials is a copy of the Corporation's 1998 Annual Report to shareholders.

      We look forward to seeing you at the meeting.



                                   Sincerely,



                               /s/ Harry D. Madonna, Esq.
                                   Harry D. Madonna, Esq.
                                   Chairman of the Board

                          REPUBLIC FIRST BANCORP, INC.

                               1608 Walnut Street

                        Philadelphia, Pennsylvania 19103

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 1999

                             -----------------------


TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN THAT the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Republic First Bancorp, Inc. (the "Corporation") will be held on Tuesday, April 27, 1999 at 4:00 p.m., prevailing Philadelphia time, at the Pyramid Club, Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103 to consider and act upon:

         1.   The election of three (3) Class I Directors of the Corporation;

         2. The transaction of such other business as properly may be brought before the Annual Meeting or any adjournment thereof.

      Shareholders of record of the Corporation at the close of business on March 10, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

      All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly to the Corporation in the enclosed envelope, which requires no postage if mailed in the United States. At any time prior to being voted, your proxy is revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

      IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.



March 26, 1999


                                         George S. Rapp
                                         Executive Vice President,
                                         Chief Financial Officer and
                                         Corporate Secretary

                                TABLE OF CONTENTS

                                                                                                       Page
      PROXY STATEMENT

            General Information..................................................................        1

            Voting and Revocability of Proxies...................................................        1

            Solicitation of Proxies..............................................................        2

            Voting Securities and Holders Thereof................................................        2

            Shareholder Proposals and Nominations for the 2000 Annual Meeting....................        2

            Annual Report on Form 10-K...........................................................        3

            Resignations.........................................................................        3


      ELECTION OF DIRECTORS

           Recommendation of Board of Directors..................................................        4

           Information Concerning Nominees and Continuing Directors..............................      4-7

           Board Committees and Attendance.......................................................        8

           Executive Officers....................................................................        9

           Certain Relationships and Related Transactions........................................        9

           Compliance With Section 16(a) of the Exchange Act.....................................        9

           Quorum and Voting Requirements........................................................       10


      OTHER MATTERS .............................................................................       10

                          REPUBLIC FIRST BANCORP, INC.
                               1608 Walnut Street
                        Philadelphia, Pennsylvania 19103

                             -----------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held on Tuesday, April 27, 1999

                             -----------------------
                                 PROXY STATEMENT
                             -----------------------


General Information

      This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Republic First Bancorp, Inc. (the "Corporation") of proxies in the enclosed form for use at the 1999 Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 27, 1999 at 4:00 p.m., prevailing Philadelphia time, at the Pyramid Club, Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103. (Such meeting and any adjournment(s) or postponement(s) thereof will be hereinafter referred to as the "Annual Meeting"). This Proxy Statement is being first given or sent to shareholders of the Corporation on or about March 26, 1999.


Voting and Revocability of Proxies

      Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for Directors named herein, and FOR the other matters described in this Proxy Statement in the manner stated in the accompanying proxy. As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

      Any shareholder who executes and returns a proxy card may revoke it at any time before it is exercised by delivering to George S. Rapp, Secretary of the Corporation, at the principal executive offices of the Corporation at 1608 Walnut Street, Philadelphia, PA 19103, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation of Proxies

      Your proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Corporation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means by directors, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by them, and such custodians may be reimbursed for their expenses.


Voting Securities and Holders Thereof

      As of the close of business on March 10, 1999, the record date for shares entitled to vote at the Annual Meeting, the Corporation had 5,547,993 shares of Common Stock outstanding, par value $0.01 per share (the "Common Stock"), held by approximately 298 registered shareholders of record. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting. As of the date hereof, there are no other classes of the Corporation's capital stock issued or outstanding.

      The presence is person or by proxy of the holders of at least a majority of the shares of common stock outstanding on the Record Date will constitute a quorum for purposes of conducting business at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purposes of determining whether a quorum is present.

      On or about September 3, 1998, Kenneth Tepper, President and Chief Executive Officer of USBancShares, Inc. and Zeev Shenkman, Vice Chairman of the Board of Directors of USBancShares, Inc. filed a Schedule 13D under the Securities Act of 1934 indicating that USBancShares and Mr. Shenkman, acting as a group, had acquired 287,660 shares or approximately 5.12% of common stock of the corporation's outstanding on that date. As set forth in the Schedule 13D, USBancShares and Mr. Shenkman indicated that they "acquired the shares as an investment."

      As of the Record Date, Harris Wildstein, Esquire, a director of the Corporation and the Bank, was the beneficial owner (as determined in accordance with Rule 13d-3 of the 1934 Act) directly or indirectly, of 294,046 shares (or 5.30%) of the Corporation's Common Stock.


Shareholder Proposals and Nominations for the year 2000 Annual Meeting

      Any shareholder who intends to present a proposal for consideration at the Corporation's year 2000 Annual Meeting of Shareholders must submit his proposal to the Corporation and notify the Corporation that she or he intends to appear personally at the year 2000 Annual Meeting to present her or his proposal no later than November 26, 1999 in order to have the Corporation consider the inclusion of such proposal in the Corporation's year 2000 proxy statement and form of proxy relating to the year 2000 Annual Meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), for information concerning the content and form of such proposal and the manner in which such proposal must be made.

      Nominations for election to the Board of Directors at the year 2000 Annual Meeting may be made only in writing by a shareholder entitled to vote at the year 2000 Annual Meeting of Shareholders. Such nominations must be addressed as follows: George S. Rapp, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, Pennsylvania 19103. Nominations for the year 2000 Annual Meeting must be received by the Secretary no later than November 25, 1999 and must be accompanied by the following information: (i) the name and address of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated or intended to be nominated by the Board of Directors of the Corporation; and,
(v) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of any meeting of shareholders held to elect directors and the Board of Directors may refuse to recognize the nomination of any person not made in compliance with such provisions.


Annual Report on Form 10-K

      The Corporation will provide without charge to each shareholder of the Corporation, upon receipt of a written request, a full copy of the Corporation's annual report on Form 10-K for the year ending December 31, 1998, without exhibits or schedules thereto. The annual report does not constitute "soliciting material" and is not deemed "filed" with the Securities and Exchange Commission. A request for such copy should be delivered to George S. Rapp, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Such request should also set forth a good faith representation that, as of March 10, 1999, the requesting party was a beneficial owner of the Corporation's Common Stock.


Resignations

      Mr. Zeev Shenkman resigned from the Board of Directors of the Corporation effective April 30, 1998. Mr. Shenkman was a Class I Director. Mr. Rolf A. Stensrud, former President and Chief Executive Officer of the Corporation has resigned from the Board of Directors effective December 31, 1998. Mr. Stensrud was a Class I director. The Board of Directors have decided not to fill these vacancies, thus leaving three (3) Class I Directors.

                              ELECTION OF DIRECTORS

Information Concerning Nominees and Continuing Directors

      The Corporation's By-Laws provide for the classification of directors into three classes, as nearly equal in number as possible, with approximately one-third of the directors to be elected annually for three-year terms. The by-laws provide that the Board may consist of not less than 5 directors and not more than 25 directors. The actual number of positions on the Board of Directors has been set at 12.

      The Nominating Committee recommends nominees for directors to the Board. The Nominating Committee and the Board have nominated the three (3) current Class I directors, whose terms expire this year and all of whom have agreed to be named as a nominee, to stand for re-election as Class I directors at the Annual Meeting.

      As of the Annual Meeting, the Board shall have twelve (12) members (Class I -- three (3) directors; Class II -- five (5) directors; Class III -- four (4) directors). Class I directors' terms expire in 1999. The current Class II directors' terms expire in 2000 and the current Class III directors' terms expire in 2001 (in each case, until such Director's successor is duly elected and qualified).

      The nominees for Class I Directors are Kenneth J. Adelberg, William W. Batoff, and Sheldon E. Goldberg all of whom presently serve on the Board.

      Each of the persons listed above as a nominee has agreed to be named as a nominee for Director in this Proxy Statement and has consented to serve as a Director if elected. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a Director. If any of the nominees shall become unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend. It is presently anticipated that each person elected as a director of the Corporation at the Annual Meeting, as well as all other continuing members of the Board, will be elected by the Corporation as a director of the Corporation's wholly-owned subsidiary, First Republic Bank (the "Bank"), following the Annual Meeting.

      Mr. Adelberg is a director of the Corporation and the Bank and is President of the HiFi House Group of Companies from 1976 to present.

      Mr. Batoff is a director of the Corporation and the Bank and is President of Acquire Investments Inc. (business and financial consulting firm) from 1972 to present and sole proprietor of Batoff Enterprises Real Estate (real estate brokerage and management) from 1975 to present, and Managing Director of William
W. Batoff Associates (government relations consulting firm).

      Mr. Goldberg is a director of the Corporation and the Bank, president of Cumberland Brokerage Corp., from 1990 to present; Chairman, Matterhorn Asset Management Corp., from 1996 to present; Chairman, National CD Sales, from 1993 to present; Co-Founder and Consultant, Cumberland Advisors, Vineland, NJ (investment advisors).


Recommendation of Board of Directors

      THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES.

      Set forth below is certain information with respect to each of the nominees for election to the Board of Directors, as well as each of the other continuing directors of the Corporation, including name, age, current class, the period during which such person has served as a Director of the Corporation, such person's principal occupation and employment during the past five years and any other Directorships they hold with companies having securities registered under the Securities Exchange of 1934, as amended, and the amount and percentage of the Corporation's Common Stock (based upon 5,547,993 shares of Common Stock issued and outstanding as of March 10, 1999) beneficially owned (as determined in accordance with Rule 13d-3 of the 1934 Act) by such person as of March 10, 1999.

      It is the intention of the persons named in the accompanying form of proxy to vote for all those nominees listed above. The amount of shares listed below does not include the effect of the 10% stock dividend payable March 18, 1999.

                                                                                      Corporation's Common Stock
                                                                                       Beneficially Owned (2)(3),
                                                                                        Directly or Indirectly,
                                                                                            on March 10, 1999
                                            Position With the Corporation/
                           Current          Principal Occupation            Director                    % of
Name (1)                    Class     Age   During the Past Five Years        Since       Amount     Outstanding
Harry D. Madonna, Esq. (9)   III      56    Chairman of the Board of the      1988        291,478       5.25%
                                            Corporation and the Bank,
                                            Partner, Blank, Rome, Comisky &
                                            McCauley, 1977 to present.

Michael J. Bradley (7)       III      54    Vice Chairman of the Board        1988        63,600        1.15%
                                            of the Corporation and the Bank;
                                            formerly Executive Vice President,
                                            Acute and Ambulatory Services,
                                            Mercy Health Corporation of
                                            Southeastern Pennsylvania;
                                            Principal, Paragon Management
                                            Group, Inc. (management consulting),
                                            1991 to present.

Kenneth Adelberg (4)          I       46    Director of the Corporation       1988       182,456       3.29%
(Nominee)                                   and the Bank; President of
                                            The Hifi House Group of Companies
                                            (audio & video electronics),
                                            1976 to present

William Batoff (5)            I       64    Director of the Corporation       1988       51,342        0.93%
(Nominee)                                   and the Bank; Managing Director,
                                            William W. Batoff Associates
                                            (government relations consulting
                                            firm), 1996 to the present; former
                                            Senior Consultant, Cassidy &
                                            Associates (government relations
                                            consulting firm), 1992 to 1996;
                                            President, Acquire Investments, Inc.
                                            (business and financial consulting
                                            firm), 1972 to present; Sole
                                            Proprietor, Batoff Enterprise Real
                                            Estate (real estate brokerage and
                                            management), 1975 to present.

Daniel S. Berman (6)         II       38    Director of the Corporation       1988        1,200        0.02%
                                            and the Bank; President,
                                            Berman Development Corp.
                                            (real estate development),
                                            1990 to present

John F. D'Aprix              II       56    Director of the Corporation       1991       11,520        0.21%
                                            and the Bank;  Director  of Viridian
                                            Capital,  1998 to present;  formerly
                                            President,  Pennsylvania  College of
                                            Podiatric Medicine, 1995 to 1997.

                                       5

                                                                                      Corporation's Common Stock
                                                                                       Beneficially Owned (2)(3),
                                                                                        Directly or Indirectly,
                                                                                            on March 10, 1999
                                            Position With the Corporation/
                           Current          Principal Occupation            Director                    % of
Name (1)                    Class     Age   During the Past Five Years        Since       Amount     Outstanding

Sheldon E. Goldberg (8)       I       68    Director of the Corporation       1989       66,212        1.19%
(Nominee)                                   and the Bank; President,
                                            Cumberland Brokerage Corp.,
                                            1990 to present; Chairman,
                                            Matterhorn Asset Management Corp.,
                                            1996 to present; Chairman, National
                                            CD Sales, 1993 to present;
                                            Co-Founder and Consultant,
                                            Cumberland Advisors, Vineland, NJ
                                            (investment advisers),

Eustace W. Mita (10)         II       44    Director of the Corporation       1988       71,456        1.29%
                                            and the Bank; Chief Operating
                                            Officer, HAC Group, Inc.
                                            (training consulting), 1989 to present.

Neal I. Rodin (11)           III      54    Director of the Corporation       1988       113,066       2.04%
                                            and the Bank; President,
                                            The Rodin Group (international
                                            real estate investment); President,
                                            IFC (international financing
                                            and investing), 1975 to present.

James E. Schleif             II       57    Director of the Corporation       1993       36,024        0.65%
                                            and the Bank; Executive
                                            Vice President, Administration
                                            and Finance, Mercy Health
                                            System, 1978 to present.

Steven J. Shotz (12)         III      54    Director of the Corporation       1988       175,047       3.16%
                                            and the Bank; President of Quantum
                                            Group, Inc. (venture capital group),
                                            1995 to present; former President and
                                            Chief Executive Officer, Shotz, Miller,
                                            Glusman, Footer & Magarick, P.C.,
                                            (Accounting firm), 1980 to 1994.

Harris Wildstein, Esq. (13)   II      53    Director of the Corporation       1988       294,046       5.30%
                                            and the Bank; President of R&S
                                            Imports, Ltd. and Vice President
                                            of HVW, Inc. (auto dealerships),
                                            1978 to present
                                                                                       ---------      -----
All continuing directors and nominees as a group (12 persons)                TOTALS:   1,357,447      24.47%
                                                                                       =========      =====

--------------------
 (1) Unless otherwise indicated, the address of each beneficial owner is c/o Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103.

 (2) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after December 31, 1998. Beneficial ownership may be disclaimed as to certain of the securities.

 (3)  Information furnished by the directors of the Company.

 (4) Includes 31,516 shares of Common Stock subject to options granted to Mr. Adelberg which are currently exercisable. The amount also includes 85,802 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

 (5) Includes 24,102 shares of Common Stock subject to options granted to Mr. Batoff which are currently exercisable.

 (6) Includes 1,200 shares of Common Stock subject to options granted to Mr. Berman which are currently exercisable.

 (7) Includes 21,600 shares of Common Stock subject to options granted to Mr. Bradley which are currently exercisable.

 (8) Includes 21,600 shares of Common Stock subject to options granted to Mr. Goldberg which are currently exercisable. The amount also includes 22,477 shares of Common Stock owned by family members which he disclaimed beneficial ownership.

 (9) Includes 185,960 shares of Common Stock subject to options granted to Mr. Madonna which are currently exercisable. The amount also includes 798 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(10) Includes 35,655 shares of Common Stock subject to options granted to Mr. Mita which are currently exercisable.

(11) Includes 35,655 shares of Common Stock subject to options granted to Mr. Rodin which are currently exercisable. The amount also includes 3,110 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(12) Includes 109,583 shares of Common Stock subject to options granted to Mr. Shotz which are currently exercisable.

(13) Includes 73,583 shares of Common Stock subject to options granted to Mr. Wildstein which are currently exercisable.

Board Committees and Attendance

      The Corporation's Board of Directors has organized standing executive, audit, loan, finance, asset/liability, nominating and option committees.

      Executive Committee. The Executive Committee is composed of the following directors: Messrs. Madonna (Chairman), Bradley, D'Aprix, Goldberg, Shotz, Wildstein and Jere A. Young, President and Chief Executive Officer of Republic First Bancorp, Inc. The Executive Committee is authorized to exercise all of the authority of the Board in the management of the Corporation's affairs between Board meetings, unless otherwise provided by the by-laws or applicable law. The Executive Committee held 9 meetings during 1998.

      Audit Committee. The Audit Committee is composed of the following independent directors: Messrs. Schleif (Chairman), Batoff, Bradley, Rodin, and Shotz. The Audit Committee provides general oversight in financial reporting and the adequacy of the Corporation's internal controls through meetings with the Corporation's management and its independent auditors. The Audit Committee held 3 meetings during 1998.

      Loan Committee. The Loan Committee is composed of the following directors:
Messrs. Shotz (Chairman) Adelberg, Goldberg, and Wildstein. The Loan Committee is authorized to review and approve/disapprove all loan applications presented to the Bank. The Loan Committee held 48 meetings in 1998.

      Finance Committee. The Finance Committee is composed of the following directors: Messrs. Schleif (Chairman), Adelberg, Mita, Rodin and Young. The Finance Committee is authorized to review strategies and oversee the business plan of the Corporation. The Finance Committee held 4 meetings in 1998.

      Asset/Liability Committee. The Asset/ Liability Committee is composed of the following directors: Messrs. Bradley (Chairman), Berman, Madonna, Schleif and Young. The Committee is authorized to coordinate Asset/Liability management of the Company including monitoring interest rate risk, liquidity and capital adequacy. The Asset/ Liability Committee was instituted in November 1998 and assumed certain responsibilities which were previously held by the Finance Committee. The Committee held 1 meeting in 1998.

      Nominating  Committee.   The  Nominating  Committee  is  composed  of  the
following directors: Messrs. Wildstein (Chairman), Shotz, and Goldberg. The Nominating Committee decides upon and suggests to the Board of Directors candidates for appointment or election to the Board of Directors. The Nominating Committee will consider nominees recommended by security holders for nomination for election at the annual meetings of the Corporation's shareholders if such nominations are made as described above under "Shareholder Proposals and Nominations for the 2000 Annual Meeting". The Nominating Committee held 1 meeting in 1998.

      Option Committee. The Option Committee is composed of the following directors: Messrs. Batoff (Chairman), Rodin and Mita. The Option Committee is authorized to grant options including the evaluation of executive management's performance. The Option Committee held 1 meeting in 1998.

      During 1998, the Corporation's Board of Directors held 6 meetings. No continuing director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees, if any, on which such directors served, held during 1998.

Executive Officers

      Set forth below is certain information with respect to each of the executive officers of the Corporation as of March 10, 1999, including such officers' names, ages, and principal employment prior to joining the Corporation.

      Name/Position                         Age      Principal Occupation Prior to Joining the Corporation
      Jere A. Young                         62       Owner and President,
      President and                                  Capital Advisory, Inc.,
      Chief Executive Officer                        Newtown Square, PA-- 1992-1998

      George S. Rapp                        46       Executive Vice President and Chief Financial Officer,
      Executive Vice President,                      Old York Road Bancorp,
      Chief Financial Officer and                    Willow Grove, PA-- March 1993 to February 1995
      Corporate Secretary

      Kevin J. Gallagher                    43       Executive Vice President and Chief Lending Officer,
      Executive Vice President and                   Republic Bancorporation and Republic Bank
      Chief Lending Officer

      Jerome D. McTiernan                   55       Executive Vice President and Chief Operating Officer,
      Executive Vice President and                   Republic Bancorporation and Republic Bank
      Operations Officer

Certain Relationships and Related Transactions

      Certain of the directors of the Corporation and/or their affiliates have loans outstanding from the Bank. All such loans were made in the ordinary course of the Bank's business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features.


Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act required the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

      Based on the Corporation's review of the copies of the reports received by it, the Corporation believes that all filings required to be made by Reporting Persons for the period January 1, 1998 through December 31, 1998 were made on a timely basis except that (a) a report on Form 4 relating to a transaction on September 2, 1998 was inadvertently not filed until October 20, 1998 by director Adelberg with respect to his purchase of 5,000 shares, and (b) reports on Form 4 relating to transactions occurring on April 6, April 29, June 29, July 16, August 26, August 27, August 28 and August 31, 1998 were inadvertently not filed until March 25, 1999 by Director Wildstein with respect to his purchase of 4,000, 2,000, 1,800, 8,200, 3,100, 5,000, 5,000 and 5,000 shares, respectively.

Quorum and Voting Requirements

      A quorum for the purpose of acting upon this Proposal requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Corporation's Common Stock, outstanding on the record date.

      The approval of this Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting, in person or by proxy.

      Paul Verdi and Madeline McLaughlin shall be appointed the lawful attorneys and proxies, each with full power of substitution, for and on behalf of the shareholders, to vote as specified in any appropriately completed proxy card, the shares of the Corporation's common stock held of record by the shareholders.


                                  OTHER MATTERS

      Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. The Shareholders, present and voting at the Annual Meeting, may extend by adjournment the Annual Meeting as provided in the By-laws.

      IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.


                                            By Order of the Board of Directors,



                                            George S. Rapp,
                                            Executive Vice President,
                                            Chief Financial Officer and
                                            Corporate Secretary

March 26, 1999

                    REPUBLIC FIRST BANCORP, INC. COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of common stock of Republic First Bancorp, Inc. (the "Corporation") hereby constitutes and appoints Paul A. Verdi and Madeline
M. McLaughlin, or either of them, the lawful attorneys and proxies of the undersigned, both with full power of substitution, for and on behalf of the undersigned, to vote as specified on the reverse side, all of the shares of the Corporation's common stock held of record by the undersigned on March 10, 1999, at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 27, 1999, at 4:00 p.m., at the Pyramid Club, Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103 and at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL (1). IF ANY OTHER MATTERS ARE VOTED ON AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTER IN THEIR SOLE DISCRETION. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Please complete, date and sign this proxy on the reverse side and mail without delay in the enclosed envelope.


                (Continued and to be signed on the reverse side)


                            o FOLD AND DETACH HERE o

Mark your votes
as indicated in
this example: [X]

                                          FOR all nominees         WITHHOLD AUTHORITY
                                        (except as provided           to vote for
                                        to the contrary below)        all nominees

(1) Election of Kenneth J. Adelberg,         [     ]                     [     ]
     Sheldon E. Goldberg and
     William W. Batoff as Directors:

(Instruction: to withhold authority to vote for any individual nominee, write that nominee's name here:


------------------------------------------------------------------------




                                   Receipt of the Company's Annual Report and
                                   Notice of Meeting and Proxy Statement, dated
                                   March 26, 1999, is hereby acknowledged.

                                   PLEASE SIGN, DATE, AND MAIL TODAY.


(Signature(s) of Shareholder(s))______________________________________________
Dated________________, 1999

NOTE: Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. Signature(s) should agree with name(s) on proxy form. Executors, administrators, trustees, and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                            o FOLD AND DETACH HERE o